Exhibit 10.1

TARGETED MEDICAL PHARMA, INC.

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (the “Purchase Agreement”) made as of this 13th day of January 2015, between Targeted Medical Pharma, Inc., a Delaware corporation with offices located at 2980 Beverly Glen Circle, Suite 301, Los Angeles, CA 90077 (the “Company”), and the undersigned (the “Purchaser”).

WHEREAS, subject to the terms and conditions set forth in this Purchase Agreement and pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder, and/or Regulation S under the Securities Act, the Company desires to sell and the Purchaser desires to purchase from the Company, securities of the Company as more fully described in this Purchase Agreement in a private placement (the “Offering”) on the terms and conditions set forth herein;

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Purchase Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

I.	PURCHASE OF SECURITIES; REPRESENTATIONS BY AND COVENANTS OF PURCHASER

1.1 Purchase of Securities. Subject to the terms and conditions hereinafter set forth, the Purchaser hereby subscribes for and agrees to purchase from the Company 4% Senior Secured Convertible Debentures due, subject to the terms therein, three years from their date of issuance, issued by the Company to the Purchaser hereunder, in the form of Exhibit A attached hereto (the “Securities”).

1.2 Closing. The parties to this Purchase Agreement shall consummate the transactions contemplated by this Purchase Agreement at a closing (the “Closing”) contemporaneously with the execution of the Purchase Agreement. The Closing shall take place at the offices of counsel to the Company, or at such other place as may be mutually agreed upon by the Company and the Purchaser.

1.3 Deliveries at Closing.

(a) At Closing, the Company shall deliver or cause to be delivered to Purchaser the following:

(i) this Purchase Agreement duly executed by the Company;

(ii) a Debenture with a Principal Amount equal to Purchaser’s Subscription Amount, registered in the name of such Purchaser; and

(iii) the Security Agreement in the form of Exhibit B attached hereto, duly executed by the Company and each Subsidiary.

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(b) At Closing, the Purchaser shall deliver or cause to be delivered to the Company the following:

(i) this Purchase Agreement duly executed by such Purchaser;

(ii) such Purchaser’s cash Subscription Amount by wire transfer to the account specified in writing by the Company; and

(iii) the Security Agreement duly executed by such Purchaser.

1.4 Reliance on Exemptions. The Purchaser acknowledges that the Offering has not been reviewed by the United States Securities and Exchange Commission (the “SEC”) or any state agency because it is intended to be a nonpublic offering exempt from the registration requirements of the Securities Act and state securities laws. The Purchaser understands that the Company is relying in part upon the truth and accuracy of, and the Purchaser’s compliance with the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Securities.

1.5 Investment Purpose. The Purchaser represents that the Securities are being purchased for its own account, for investment purposes only and not for distribution or resale to others in contravention of the registration requirements of the Securities Act. The Purchaser agrees that it will not sell or otherwise transfer the Securities unless they are registered under the Securities Act or unless an exemption from such registration is available.

1.6 Accredited Investor. The Purchaser represents and warrants that it is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act, and that it is able to bear the economic risk of any investment in the Securities. The Purchaser further represents and warrants that the information furnished in the accompanying accredited investor questionnaire, which is attached hereto as Exhibit C, is accurate and complete in all material respects.

1.7 Risk of Investment. The Purchaser recognizes that the purchase of the Securities involves a high degree of risk in that: (a) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Securities; (b) transferability of the Securities is limited; and (c) the Company may require substantial additional funds to operate its business and subsequent equity financings will dilute the ownership and voting interests of Purchaser.

1.8 Prior Investment Experience. The Purchaser acknowledges that it has prior investment experience and that it recognizes the highly speculative nature of this investment.

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1.9 Information. The Purchaser acknowledges careful review of this Purchase Agreement and the Company’s SEC Reports (as defined in Section 2.6 hereof) , which SEC Reports are available on the Internet at www.sec.gov (collectively, the “Offering Documents”). The Purchaser has been given the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of this Offering and the information in the Offering Documents and to obtain such additional information, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of same as the Purchaser reasonably desires in order to evaluate the investment. The Purchaser understands the Offering Documents, and the Purchaser has had the opportunity to discuss any questions regarding any of the Offering Documents with its counsel or other advisors.. The Purchaser has independently evaluated the merits of its decision to purchase the Securities pursuant to the Offering Documents. The Purchaser is not relying on the Company, its employees, agents or attorneys with respect to the legal, tax, and other economic or technical considerations of the Purchaser’s purchase of the Securities and, and in regard to such considerations, the Purchaser has relied on the advice of, or has consulted with, only its own advisors.

1.10 No Representations. The Purchaser hereby represents that, except as expressly set forth in this Purchase Agreement, no representations or warranties have been made to the Purchaser by the Company or any agent, employee or affiliate of the Company, and in entering into this transaction the Purchaser is not relying on any information other than that contained in the Offering Documents and the results of independent investigation by the Purchaser.

1.11 Transfer or Resale. The Purchaser understands and hereby acknowledges that the Company is under no obligation to register the Securities under the Securities Act. The Purchaser consents that the Company may, if it desires, permit the transfer of the Securities out of the Purchaser’s name only when the Purchaser’s request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the Securities Act or any applicable state “blue sky” laws.

1.12 Legends. The Purchaser understands that if the Securities are converted into shares of the Company’s common stock, $.001 par value per share (“Common Stock”), then the certificates representing the Common Stock shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such certificates or other instruments):

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR (B) AN OPINION OF COUNSEL, IN A REASONABLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS, OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

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The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped, if (a) such Securities are being sold pursuant to a registration statement under the Securities Act, (b) such holder delivers to the Company an opinion of counsel, in a reasonably acceptable form, to the Company that a disposition of the Securities is being made pursuant to an exemption from such registration, or (c) such holder provides the Company with reasonable assurance that a disposition of the Securities may be made pursuant to Rule 144 under the Securities Act without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold.

1.14 Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder for payment of United States federal payroll tax liabilities due to the Internal Revenue Service from the Company and its Subsidiaries.

1.15 No General Solicitation. The Purchaser represents that the Purchaser was not induced to invest by any form of general solicitation or general advertising including, but not limited to, the following: (a) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the news or radio; and (b) any seminar or meeting whose attendees were invited by any general solicitation or advertising.

1.16 Validity; Enforcement. If the Purchaser is a corporation, partnership, trust or other entity, the Purchaser represents and warrants that: (a) it is authorized and otherwise duly qualified to purchase and hold the Securities; and (b) that this Purchase Agreement has been duly and validly authorized, executed and delivered and constitutes the legal, binding and enforceable obligation of the Purchaser. If the Purchaser is an individual, the Purchaser represents and warrants that this Purchase Agreement has been duly and validly executed and delivered and constitutes the legal, binding and enforceable obligation of the Purchaser.

1.17 Residency. The Purchaser hereby represents that the address of the Purchaser furnished by the Purchaser at the end of this Purchase Agreement is the Purchaser’s principal residence if the Purchaser is an individual or its principal business address if it is a corporation or other entity.

II.	REPRESENTATIONS BY THE COMPANY

The Company represents and warrants to the Purchaser:

2.1 Organization. The Company is duly organized and validly existing in good standing under the laws of the jurisdiction of its organization. The Company has full power and authority to own, operate and occupy its properties and to conduct its business as presently conducted, and is registered or qualified to do business and in good standing in each jurisdiction in which the nature of the business conducted by it or the location of the properties owned or leased by it requires such qualification and where the failure to be so qualified would have a material adverse effect upon the Company’s financial condition (a “Material Adverse Effect”), and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

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2.2 Due Authorization and Valid Issuance. The Company has all requisite power and authority to execute, deliver and perform its obligations under this Purchase Agreement, and when executed and delivered by the Company in accordance with the terms hereof, will constitute legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, and except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally, and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

2.3 No Violation. The Company is not (a) in violation of its charter, bylaws or other organizational document; (b) in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company, which violation, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect; or (c) in default (and there exists no condition that, with the passage of time or otherwise, would constitute a default) in any material respect in the performance of material agreement or instrument to which the Company is a party or by which the Company is bound or by which the properties of the Company are bound, that would be reasonably likely to have a Material Adverse Effect. The business of the Company is not being conducted in violation of any law, ordinance, rule, regulation, order, judgment or decree of any governmental entity, court or arbitration tribunal, except for possible violations the sanctions for which either singly or in the aggregate would not be reasonably likely to have a Material Adverse Effect.

2.4 Legal Proceedings. Except as otherwise disclosed in the Company’s filings with the Securities and Exchange Commission, there is no action, suit, proceeding, or to the knowledge of the Company, inquiry or investigation before or by any court, public board, governmental agency or authority, or self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its directors or officers in their capacities as such, wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect or would adversely affect the Offering or that would adversely affect the validity or enforceability of, or the authority or ability of the Company to consummate the Offering.

2.5 Governmental Permits, etc. The Company has all necessary franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department, or body that are currently necessary for the operation of the business of the Company as currently conducted, except where the failure to currently possess would not reasonably be expected to have a Material Adverse Effect.

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2.6 Disclosure. The Company has filed all reports required to be filed by it under the Securities Exchange Act of 1934, as amended, for the 12 months preceding this Purchase Agreement (the “SEC Reports”). None of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

III.	MISCELLANEOUS

3.1 Notice. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Purchase Agreement must be in writing and will be deemed to have been delivered: (a) upon receipt, when delivered personally, (b) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party), or (c) one (1) business day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

Targeted Medical Pharma, Inc.

2980 Beverly Glen Circle, Suite 301

Los Angeles, CA 90077

Attn: William B. Horne

Facsimile: (310) 474-3869

With a copy to (which shall not constitute notice):

Perkins Coie LLP

1201 Third Avenue, Suite 4900

Seattle, WA 98101

Attn: Bryan Smith, Esq.

Facsimile: (206) 359-7740

If to the Purchaser, to its address and facsimile number set forth at the end of this Purchase Agreement, or to such other address and/or facsimile number and/or to the attention of such other person as specified by written notice given to the Company five (5) days prior to the effectiveness of such change. Written confirmation of receipt (a) given by the recipient of such notice, consent, waiver or other communication, (b) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission, or (c) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (a), (b) or (c) above, respectively.

3.2 Entire Agreement; Amendment. This Purchase Agreement supersedes all other prior oral or written agreements between the Purchaser, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Purchase Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Purchase Agreement may be amended or waived other than by an instrument in writing signed by the Company and the Purchaser.

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3.3 Severability. If any provision of this Purchase Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Purchase Agreement in that jurisdiction or the validity or enforceability of any provision of this Purchase Agreement in any other jurisdiction.

3.4 Governing Law; Jurisdiction; Waiver of Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Purchase Agreement shall be governed by the internal laws of the State of California, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of California. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in Los Angeles County, California for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS PURCHASE AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

3.5 Headings. The headings of this Purchase Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Purchase Agreement.

3.6 Successors And Assigns. This Purchase Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. The Company shall not assign this Purchase Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser, except by merger or consolidation. The Purchaser shall not assign its rights hereunder without the prior written consent of the Company.

3.7 No Third Party Beneficiaries. This Purchase Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

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3.8 Survival. The representations and warranties of the Company and the Purchaser contained in Articles I and II and the agreements set forth this Article III shall survive closing for a period of one year.

3.9 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Purchase Agreement and the consummation of the transactions contemplated hereby.

3.10 No Strict Construction. The language used in this Purchase Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

3.11 Counterparts. This Purchase Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

[Signature page follows.]

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IN WITNESS WHEREOF, the parties have executed this Purchase Agreement as of the day and year first written above.

Name of Purchaser

Signature

Name (Please Print)

Title

Address of Purchaser

Taxpayer Identification Number of Purchaser

Subscription Accepted: TARGETED MEDICAL PHARMA, INC.

By:
Name:
Title:

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